UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2010
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On September 16, 2010, the stockholders of Clinical Data, Inc. (the “Company”) (i) approved an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) to increase the aggregate number of shares issuable pursuant to the 2005 Plan from 4,600,000 shares to 6,500,000 shares (the “Plan Amendment”) and (ii) reapproved the Internal Revenue Code Section 162(m) performance objectives and award limits of the 2005 Plan to permit the Company to continue to grant awards to its key officers that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Company’s principal executive officer, principal financial officer and other named executive officers are eligible to receive grants under the 2005 Plan as approved by the Company’s board of directors. The Plan Amendment had been approved by the Company’s board of directors on June 10, 2010, subject to approval by the Company’s stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on September 16, 2010. As of July 22, 2010, the record date for the Annual Meeting, 29,842,835 shares were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.
1.	The Company’s stockholders elected the following individuals to serve on the board of directors until the 2011 Annual Meeting of Stockholders. The voting results were as follows:

		Votes	Broker
	Votes For	Withheld	Non-Votes
Mr. Randal J. Kirk	21,221,383	66,642	5,985,441
Mr. Andrew J. Fromkin	21,223,280	64,745	5,985,441
Mr. Larry D. Horner	21,186,607	101,418	5,985,441
Mr. Arthur B. Malman	21,179,378	108,647	5,985,441
Dr. Burton E. Sobel	21,046,336	241,689	5,985,441
Mr. Scott L. Tarriff	21,188,983	99,042	5,985,441
Mr. Richard J. Wallace	21,226,658	61,367	5,985,441
2.	The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 100,000,000 shares. The voting results were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
25,782,714	1,480,002	10,825	0
3.	The Company’s stockholders approved an amendment to the 2005 Plan to increase the aggregate number of shares issuable pursuant to the 2005 Plan from 4,600,000 shares to 6,500,000 shares and reapproved the Internal Revenue Code Section 162(m) performance objectives and award limits of the 2005 Plan to permit the Company to continue to grant awards to its key officers that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The voting results were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,249,202	1,027,583	11,240	5,985,517
4.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011. The voting results were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
27,234,200	33,212	6,129	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: September 22, 2010